UBS Select Prime Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus
Dated August 28, 2009

January 29, 2010

Dear Investor:

This prospectus supplement updates and revises certain information contained in a prior prospectus supplement dated December 16, 2009. UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) has decided to extend the time period over which a current voluntarily management fee waiver will be phased out for UBS Select Prime Institutional Fund and UBS Select Tax-Free Institutional Fund. The voluntary waiver had been scheduled to expire during the first week of February; however, it is being extended so that the 0.06% waiver will be phased out over several weeks, declining by 0.01% per week. That is, the waiver will decline 0.01% each week beginning February 1, 2010, and completely expire by the end of the third week of March 2010 (unless further extended).

Therefore, the last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following for UBS Select Prime Institutional Fund:

****	Effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive 0.06% of its management fees (comprised of 0.04% of its administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.12% through January 31, 2010, at which point the waivers will be phased out over several weeks at a rate of 0.01% per week. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. Waivers may affect the fund’s performance.

Also, the last note to the “Expenses and fee tables” on page 17 of the prospectus is replaced with the following for UBS Select Tax-Free Institutional Fund:

****	Effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive 0.06% of its management fees (comprised of 0.04% of its administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.12% through January 31, 2010, at which point the waivers would be phased out over several weeks at a rate of 0.01% per week. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. As a result of voluntary waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended April 30, 2009 was 0.15%. The “Financial Highlights” section below contains further information. Waivers may affect the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS403